RIMROCK CORE BOND FUND

A SERIES OF RIMROCK FUNDS TRUST

Supplement dated December 31, 2019

to the Prospectus and Statement of Additional Information dated June 28, 2019

CHANGE TO DISTRIBUTOR

Effective January 1, 2020 the distributor for the Rimrock Core Bond Fund (the “Fund”) is Foreside Financial Services, LLC.

All references to DLX Financial Group, LLC and its address of 4143 Tamarack Drive, Medford, OR 97504 in the Fund’s Prospectus and Statement of Additional Information are deleted and replaced with Foreside Financial Services, LLC at of 3 Canal Plaza, Suite 100, Portland, ME 04101.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.